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                                                                   EXHIBIT 10.62

                                                                  EXECUTION COPY

                              SUBSIDIARY GUARANTEE

           SUBSIDIARY GUARANTEE dated as of September 8, 1999 of each of the parties listed on the signature pages hereof and each of the other parties that shall become parties hereto pursuant to Section 12 (hereinafter collectively referred to as the "Guarantors"), in favor of the Administrative Agent for the benefit of the holders from time to time of the Guaranteed Obligations (as defined below).

                              W I T N E S S E T H :

           WHEREAS, Williams Communications, Inc., a Delaware corporation (the "Borrower"), Williams Communications Group, Inc., a Delaware corporation ("Holdings"), certain lenders (the "Lenders"), Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), and The Chase Manhattan Bank, as Syndication Agent (the "Syndication Agent"), have entered into a Credit Agreement dated as of September 8, 1999 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Borrower;

           WHEREAS, the Borrower or any other Restricted Subsidiary may, after the date hereof, become obligated to one or more Lenders under one or more Specified Hedging Agreements as contemplated by Section 6.01(k) of the Credit Agreement;

           WHEREAS, it is a condition to the borrowing of the initial loans and issuances of letters of credit under the Credit Agreement that each of the Guarantors execute and deliver a Subsidiary Guarantee whereby such Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement and by the Borrower or any other Restricted Subsidiary under any Specified Hedging Agreements; and

           WHEREAS, in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement and in order to induce the Lenders to enter into any Specified Hedging Agreements, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement and of the Borrower or any other Restricted Subsidiary under any Specified Hedging Agreements;


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           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. The Guarantee. The Guarantors jointly and severally hereby unconditionally and irrevocably guarantee the full and punctual payment of all present and future indebtedness and other obligations of the Borrower evidenced by or arising under any Loan Document and all present and future indebtedness and other obligations of the Borrower or any other Restricted Subsidiary under any Specified Hedging Agreement as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including, without limitation, any Post-Petition Interest) (collectively, the "Guaranteed Obligations"). If the Borrower or any other Restricted Subsidiary fails punctually to pay any Guaranteed Obligation which is due and payable, each Guarantor unconditionally agrees jointly and severally that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Loan Document or Specified Hedging Agreement, as the case may be.

         SECTION 3. Guarantee Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

             (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Loan Party under any Loan Document or Specified Hedging Agreement, by operation of law or otherwise;

             (ii) any modification, amendment or waiver of or supplement to any Loan Document or Specified Hedging Agreement;

            (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower or any Loan Party under any Loan Document or Specified Hedging Agreement;

            (iv) any change in the corporate existence, structure or ownership of the Borrower or any other Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any



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         other Loan Party or its assets, or any resulting release or discharge of any obligation of the Borrower or any other Loan Party contained in any Loan Document or Specified Hedging Agreement;

             (v) the existence of any claim, set-off or other rights which such Guarantor may have at any time against the Borrower or any other Loan Party, any Agent, any Issuing Bank, any Lender or any other Person, whether or not arising in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (vi) any invalidity or unenforceability relating to or against the Borrower or any other Loan Party for any reason of any Loan Document or Specified Hedging Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Loan Party of any amount payable by it under any Loan Document or Specified Hedging Agreement; or

           (vii) any other act or omission to act or delay of any kind by the Borrower or any other Loan Party, any Lender or any other Person or any other circumstance that might, but for the provisions of this Section, constitute a legal or equitable discharge of such Guarantor's obligations hereunder.

         SECTION 4. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each Guarantor's obligations hereunder constitutes a continuing guarantee and shall remain in full force and effect until the Commitments shall have been terminated, all Letters of Credit shall have expired or been terminated, all Specified Hedging Agreements shall have been terminated and all amounts payable under the Loan Documents and the Specified Hedging Agreements shall have been indefeasibly paid in full. If at any time any amount payable by the Borrower under any Loan Document or by the Borrower or any other Restricted Subsidiary under any Specified Hedging Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

         SECTION 5. Waiver by the Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any Guarantor hereunder, any other Restricted Subsidiary or any other Person.



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         SECTION 6. Subrogation. When any Guarantor makes any payment hereunder with respect to the obligations of the Borrower or any other Restricted Subsidiary, such Guarantor shall be subrogated to the rights of the payee against the Borrower or such other Restricted Subsidiary with respect to the portion of such obligations paid by such Guarantor; provided that such Guarantor shall not enforce any payment by way of subrogation or contribution against Holdings or any Subsidiary so long as any amount payable under any Loan Document or Specified Hedging Agreement remains unpaid.

         SECTION 7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Loan Party under any Loan Document or Specified Hedging Agreement is stayed upon the insolvency, bankruptcy or reorganization of such Loan Party, all such amounts otherwise subject to acceleration under the terms of such Loan Document or Specified Hedging Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made, in the case of any Loans or other obligations under the Loan Documents, at the request of the requisite number of Lenders specified in Section 7.01 of the Credit Agreement or, in the case of obligations under a Specified Hedging Agreement, at the request of the relevant Lender or Lenders or affiliate or affiliates of such Lender or Lenders.

         SECTION 8. Limit of Liability. The Guarantors and the beneficiaries of this Subsidiary Guarantee Agreement intend that this Subsidiary Guarantee shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Subsidiary Guarantee would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced ab initio to the maximum amount which would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

         SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at its address or telex or facsimile transmission number set forth on the signature pages hereof, or of the Subsidiary Guarantee Supplement (as defined below) pursuant to which such Guarantor has become a Guarantor hereunder, or such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the Administrative Agent. Except as otherwise provided in this Subsidiary Guarantee, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered



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to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. No Waivers. No failure or delay by the Administrative Agent, any Issuing Bank, any Lender or any other holder of any Guaranteed Obligation in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Subsidiary Guarantee, the Loan Documents and any Specified Hedging Agreements shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 11. Release of Guarantee. So long as no Default shall have occurred and then be continuing, upon any sale or other transfer by Holdings, the Borrower and the other Restricted Subsidiaries of all of the capital stock of any Guarantor (other than any such sale or transfer to Holdings or any Subsidiary), which sale or transfer is permitted under the Credit Agreement, such Guarantor shall be automatically released from its obligations hereunder and shall thereupon cease to be a Guarantor hereunder.

          SECTION 12. Additional Guarantors. Any Person that becomes a Subsidiary Loan Party or, in the case of Solutions, determines to become a Guarantor hereunder, may become a party hereto by executing and delivering to the Administrative Agent a Subsidiary Guarantee Supplement in the form of Exhibit A hereto (each a "Subsidiary Guarantee Supplement"), whereupon such Person shall become a "Guarantor" and a party hereto without any further action by any other Guarantor, the Administrative Agent or any other holder of any Guaranteed Obligation.

          SECTION 13. Successors and Assigns. This Subsidiary Guarantee is for the benefit of the Administrative Agent, the Issuing Banks, the Lenders, the Hedging Counterparties and their respective successors and assigns. If any Loans, participations in Letters of Credit or Swingline Loans or other amounts payable under the Loan Documents are assigned pursuant to Section 10.04 of the Credit Agreement, or any rights under any Specified Hedging Agreement are assigned pursuant thereto, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Subsidiary Guarantee shall be binding upon the Guarantors and their successors and assigns.

           SECTION 14. Changes in Writing. Neither this Subsidiary Guarantee nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Administrative Agent with the consent of the Required Lenders.



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           SECTION 15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
TRIAL. THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH OF THE GUARANTORS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.



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           IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary
Guarantee to be duly executed by their respective authorized officers as of the day and year first above written.




                                            CRITICAL CONNECTIONS, INC.
                                            WCS COMMUNICATIONS SYSTEMS,
                                                 INC.
                                            WCS MICROWAVE SERVICES, INC.
                                            WCS, INC.
                                            WILLIAMS COMMUNICATIONS OF
                                                 VIRGINIA, INC.
                                            WILLIAMS INTERNATIONAL
                                                 VENTURES COMPANY
                                            WILLIAMS LEARNING NETWORK,
                                                 INC.
                                            WILLIAMS LOCAL NETWORK, INC.
                                            WILLIAMS WIRELESS, INC.


                                            All By: /s/ SCOTT E. SCHUBERT
                                                   ----------------------------
                                            Name:  Scott E. Schubert
                                            Title: Senior Vice President & Chief
                                                   Financial Officer
                                            Address for Notice:
                                            One Williams Center, Suite 2600
                                            Tulsa, Oklahoma 74172
                                            Attention: Scott E. Schubert
                                            Telecopy Number: (918) 573-6024









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                                                                       EXHIBIT A
                                                                              TO
                                                            SUBSIDIARY GUARANTEE


                         SUBSIDIARY GUARANTEE SUPPLEMENT

          SUBSIDIARY GUARANTEE SUPPLEMENT dated as of ___________ __, ____ of ___________________________ (hereinafter collectively referred to as the "New Guarantor"), in favor of the Administrative Agent for the benefit of the holders from time to time of the Guaranteed Obligations (as defined in the Subsidiary Guarantee):

                              W I T N E S S E T H :

           WHEREAS, Williams Communications, Inc., a Delaware corporation (the "Borrower"), Williams Communications Group, Inc., a Delaware corporation ("Holdings"), certain lenders (the "Lenders"), Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), and The Chase Manhattan Bank, as Syndication Agent (the "Syndication Agent"), have entered into a Credit Agreement dated as of September 8, 1999 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Borrower;

           WHEREAS, the Borrower or any other Restricted Subsidiary may become obligated to one or more Lenders under one or more Specified Hedging Agreements as contemplated by Section 6.01(k) of the Credit Agreement;

           WHEREAS, it is a condition to the borrowing of the initial loans and issuances of letters of credit under the Credit Agreement that each then existing Subsidiary Loan Party entered into a Subsidiary Guarantee pursuant to which such Subsidiary Loan Party agreed to guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement and by the Borrower or any other Restricted Subsidiary under any Specified Hedging Agreements;

           WHEREAS, pursuant to Section 5.13 of the Credit Agreement, each Subsidiary Loan Party that is formed or acquired after the Effective Date is required to become a Guarantor under the Subsidiary Guarantee; and pursuant to
Section 12 of the Subsidiary Guarantee, a Subsidiary Loan Party may become a Guarantor thereunder by executing and delivering to the Administrative Agent a Subsidiary Guarantee Supplement in the form of this Supplement; and




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          WHEREAS, the undersigned is willing to execute this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee;

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

         SECTION 1. Definitions. Terms defined in, or by reference in, the Subsidiary Guarantee and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. The Guarantee. In accordance with Section 12 of the Subsidiary Guarantee, the New Guarantor by its signature below hereby agrees to become a Guarantor under the Subsidiary Guarantee with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to be and assumes all of the obligations of a Guarantor under the Subsidiary Guarantee and (b) agrees to all the terms and provisions of the Subsidiary Guarantee applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Subsidiary Guarantee shall be deemed to include the New Guarantor.

         SECTION 3. Notices. The New Guarantor's address and telecopy number for purposes of Section 9 of the Subsidiary Guarantee are set forth on the signature page hereof.

           SECTION 4. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.



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           IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed by an authorized officer as of the day and year first above written.



                                            [NEW GUARANTOR]

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:
                                            Address for Notice:
                                            [Address]
                                            Attention:
                                            Telecopy Number: